Exhibit 99.1

Southern Company and AGL Resources complete merger,
create a leading U.S. energy company

ATLANTA, July 1, 2016 – Southern Company (NYSE: SO) and AGL Resources today announced the completion of a merger creating one of America’s leading energy providers.

“This merger brings together two utilities recognized for outstanding reliability, world-class customer service and a commitment to inventing America’s energy future,” said Southern Company Chairman, President and CEO Thomas A. Fanning. “The strategic combination of industry leaders with similar business models and values enhances our ability to serve customers and communities as we together deliver tomorrow’s energy solutions.”

AGL Resources has become a wholly owned subsidiary of Southern Company, which now has 11 electric and natural gas utilities with operations across the U.S. The addition of AGL Resources’ network of natural gas assets and businesses provides a broader, more robust platform for long-term success.

“Southern Company is now positioned to deliver even greater customer and shareholder value by playing offense in developing the infrastructure necessary to meet America’s growing demand for natural gas,” said Fanning.

Southern Company is now the second-largest utility company in the U.S. in terms of customer base with:

●	Eleven regulated electric and natural gas distribution companies providing service to approximately 9 million customers with a projected regulated rate base of approximately $50 billion;
●	Operations of nearly 200,000 miles of electric transmission and distribution lines and more than 80,000 miles of natural gas pipelines; and
●	Generating capacity of approximately 44,000 megawatts.

The combined company serves utility customers in nine states – Alabama, Florida, Georgia, Illinois, Maryland, Mississippi, New Jersey, Tennessee and Virginia – and has wholesale electricity generation and natural gas services, retail energy services and natural gas storage operations across the U.S.

“AGL Resources is delighted to be a part of the Southern Company family,” said AGL Resources President and CEO Andrew W. Evans. “Together, we will make our employees, our customers, our investors and our neighbors proud to be connected with us. Our collective determination to support and improve the communities where we do business will only be enhanced as we move forward together as one company. Clearly, this merger is a logical fit for both companies.”

For customers, this combination is expected to help the Southern Company system better meet their energy needs over time by improving current and future energy infrastructure development. For communities, it provides for the expansion of the company’s customer-focused business model. And for investors, this merger creates a unique platform that is well-positioned to compete for growth across the energy value chain.

Under the terms of the agreement, on July 1, each share of AGL Resources common stock was canceled and converted into the right to receive $66.00 in cash, for a total purchase price of approximately $8 billion. AGL Resources common stock will cease trading on the New York Stock Exchange immediately prior to market open on July 1. Additional information for AGL Resources shareholders can be found at http://investor.southerncompany.com.

As is the case with Southern Company’s other operating subsidiaries, AGL Resources will continue to maintain its own management team, board of directors and corporate headquarters, located in Atlanta. Customers will continue to be served by their current gas and electric utility companies.

Citigroup Global Markets Inc. served as the exclusive financial advisor and Jones Day, Gibson Dunn & Crutcher LLP and Troutman Sanders LLP served as legal counsel to Southern Company. Goldman, Sachs & Co. served as the exclusive financial advisor and Cravath, Swaine & Moore LLP served as legal counsel to AGL Resources.

About Southern Company

Southern Company (NYSE: SO) is America’s premier energy company, with 44,000 megawatts of generating capacity and 1,500 billion cubic feet of combined natural gas consumption and throughput volume serving 9 million electric and gas utility customers through its subsidiaries. The company provides clean, safe, reliable and affordable energy through electric utilities in four states, natural gas distribution utilities in seven states, a competitive generation company serving wholesale customers across America and a nationally recognized provider of customized energy solutions, as well as fiber optics and wireless communications. Southern Company brands are known for excellent customer service, high reliability and affordable prices that are below the national average. Through an industry-leading commitment to innovation, Southern Company and its subsidiaries are inventing America’s energy future by developing the full portfolio of energy resources, including carbon-free nuclear, 21st century coal, natural gas, renewables and energy efficiency, and creating new products and services for the benefit of customers. Southern Company has been named by the U.S. Department of Defense and G.I. Jobs magazine as a top military employer, recognized among the Top 50 Companies for Diversity by DiversityInc, listed by Black Enterprise magazine as one of the 40 Best Companies for Diversity and designated a Top Employer for Hispanics by Hispanic Network. The company has earned a National Award of Nuclear Science and History from the National Atomic Museum Foundation for its leadership and commitment to nuclear development and is continually ranked among the top utilities in Fortune's annual World’s Most Admired Electric and Gas Utility rankings. Visit our website at www.southerncompany.com.

Cautionary Notes Regarding Forward-Looking Statements

This release contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning the expected benefits of the transaction, including expected customer and shareholder value. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “plan,” “believe,” “may,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology. Although Southern Company and AGL Resources believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the possibility that the anticipated benefits from the transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs related to the integration of Southern Company and AGL Resources will be greater than expected; the credit ratings of the combined company or its subsidiaries may be different from what the parties expect; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on integration-related issues; the impact of legislative, regulatory and competitive changes; and other risk factors relating to the energy industry, as detailed from time to time in each of Southern Company’s and AGL Resources’ reports filed with the Securities and Exchange Commission (the “SEC”).

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in each of Southern Company’s and AGL Resources’ Annual Reports on Form 10-K for the fiscal year ended December 31, 2015. Southern Company and AGL Resources caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Southern Company, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to Southern Company or AGL Resources or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this release. Neither Southern Company nor AGL Resources undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.

Southern Company Contact

Southern Company Media Relations
866-506-5333

AGL Resources Contact

AGL Resources Media Relations
404-387-8067